Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   7.36%
April, 2001   7.18%
March, 2001   7.79%
February, 2001   7.11%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.46%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$5,425,622,873.29